M F S (SM)
INVESTMENT MANAGEMENT

MFS(R) Intermediate Income Trust

[SILHOUETTE OF MAN & WOMAN]
Semiannual Report
April 30, 1998

                                  In Memoriam


                                A. Keith Brodkin
                                   1935 - 1998
                      Chairman and Chief Executive Officer

                          MFS Investment Management(SM)


[Photo of A. Keith Brodkin]

On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS[RegTM] Total Return Fund. He went on to manage our first pure bond fund, MFS[RegTM] Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children. His leadership, friendship, and wise counsel will be sorely missed.

Dear Shareholders:
To most investors, the surprise of this past year has been that robust economic growth, especially this late in the economic cycle, has coincided with a dramatic improvement in inflation trends and an overall decline in interest rates. Even though economic activity for much of the year exceeded a level that the Federal Reserve Board (the Fed) would consider noninflationary, and in spite of the fact that the Fed increased the federal funds rate to 5.50% in March of 1997, two trends worked in favor of the market and helped lower rates over the year. The first was the sharp decline in the U.S. government's borrowing needs. In fact, for the 12-month period ended January 1998, the government was running a surplus of about $17 billion, and for the fiscal year ending this October the surplus may be significantly higher. The second favorable factor was the declining trend in inflation. Much to the surprise of most economists, inflation moved significantly lower over the course of the year, with the Consumer Price Index, for example, declining to 1.70% in 1997 from 3.30% in 1996.

The Trust's stock market price, which stood at $7.000 on October 31, 1997, decreased to $6.875 on April 30, 1998, while its net asset value (NAV) decreased from $7.76 to $7.74, representing a total return of 1.83% based on market price and 3.41% based on NAV. For comparative purposes, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index, an unmanaged index of medium-term U.S. Treasuries and agency securities, appreciated by 3.06% over this period, while the J.P. Morgan Nondollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, decreased by 0.36% in local currency terms.

U.S. Government Sector
The fixed-income environment, although at times volatile, was generally positive over the past six months. With the general decline in interest rates, coupon income was augmented by opportunities for capital appreciation, particularly in longer-maturity securities. For example, an investment in the two-year sector would have returned approximately 2.68%, whereas the total return in the 10-year sector was approximately 3.69%. With household income, job growth, and consumer confidence quite strong, the rally in shorter maturities was somewhat limited by concerns that the Fed would again find it necessary to raise short-term interest rates. The very favorable performance on the inflation and fiscal fronts, however, provided a very positive underpinning for Treasuries, one from which longer maturities were able to benefit. This environment benefited the Trust, given our overweighting in longer-maturity Treasury and agency securities.

For most of the year, the portfolio's duration, or sensitivity to changes in interest rates, was 5% to 10% longer than those of the appropriate benchmarks. Strength in employment and overall economic activity, along with the risk that the Fed might raise interest rates, argued for caution. Thus, we did not position duration more aggressively. The many positive underpinnings to the market, however, did suggest that we should position the portfolio to benefit from opportunities for capital appreciation as fears of Fed action receded.

Looking ahead, the economic environment, especially prospects for the fixed-income market, is particularly positive. The supply-side nature of the economic expansion (with growth in supply outstripping that of demand) and the boom in global production capacity have helped suppress inflation. Declining inflation at this stage of the economic expansion is remarkable, and any slowdown in economic growth could quickly trigger even lower inflation expectations. Investors have yet to embrace the idea that the economy is at or close to price stability. Though the economy shows few signs of weakening, interest rates will have considerable room to fall after economic activity cools and the view is more broadly accepted that we are indeed close to the long-term objective of price stability.

International Sector
Over the past six months we continued to shift the Trust's assets from the developed foreign markets back into the United States, as the latter has become increasingly attractive from a global perspective. At present, only 7% of assets are allocated to these foreign markets. Throughout this process we retained our emphasis on the higher-yielding European markets. According to the J.P. Morgan indices, these markets, including Italy, Sweden, Spain, and the United Kingdom, provided the best local currency performance among the major sovereign bond markets. Our 5% allocation to emerging market instruments turned in an even stronger performance. The Trust also benefited from our decision to hedge virtually all its foreign assets back into the U.S. dollar, which appreciated sharply against all major currencies. Our investments in New Zealand have been disappointing as, thus far, economic weakness induced by the Asian crisis has translated into sharply lower currencies rather than lower interest rates. Over time, we expect this market to tighten versus the United States.

Although the crisis atmosphere has abated, the situation in Asia still dominates the global outlook. Thus far, the crisis has had only a modest impact on economies outside the region. The full impact should become more apparent over the next few quarters. The potential for slower global growth and low inflation should keep Europe and the United States well supported, with the potential for a further rally if the downturn is severe. The risk is that the impact is not sufficient to tame the vibrant U.S. economy. In that case, the Fed might be forced to hike interest rates. Ironically, this could then trigger a sharper drop in global growth, a reversal of the Fed's intent, and a bond rally. It is too soon to tell how the saga will play out, but we are generally constructive on the major markets over the long term. We believe the emerging markets remain vulnerable to the ups and downs of the Asian recovery process. As the process unfolds, we will be looking for opportunities to acquire assets at what we view as attractive valuations. At present, however, spreads are too tight to warrant increasing our allocation.


As we expected, European monetary union (EMU) is set to proceed with a broad group of 11 countries. For all practical purposes, the sovereign debt of the initial participants already trades as a single market, with only isolated opportunities for adding value through market and security selection within the EMU zone. The major nonparticipants--the United Kingdom, Sweden, Denmark, and Greece--are therefore likely to play an even more important role within the European segment of the portfolio.


The dollar has been on an appreciation trend versus major foreign currencies for roughly three years. Several factors suggest that this trend may have ended. First, investors are gaining confidence that the new European currency, the Euro, will be strong. It may therefore play a more important role in world trade and investment flows than the combined role of the 11 currencies it will replace. In addition, the U.S. current-account deficit continues to widen, forcing foreign investors to hold more dollars. No doubt there is a limit to their appetite. However, interest rate levels, growth, and productivity differentials still favor the dollar. At present, the Trust remains fully hedged back into dollars, but we will be watching this situation closely.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ JEFFREY L. SHAMES
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management


/s/ STEVEN E. NOTHERN
Steven E. Nothern
Portfolio Manager


/s/ CHRISTOPHER D. PIROS
Christopher D. Piros
Portfolio Manager

May 14, 1998

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover.
The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
--------------------------------------------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

--------------------------------------------------------------------------------
Performance Summary
(For the period ended April 30, 1998)

  Net Asset Value Per Share
  October 31, 1997                 $ 7.76
  April 30, 1998                   $ 7.74
  New York Stock Exchange Price
  October 31, 1997                 $ 7.000
  February 4, 1998 (high)*         $ 7.500
  April 27, 1998 (low)*            $ 6.750
  April 30, 1998                   $ 6.875

*For the period November 1, 1997, through April 30, 1998.
--------------------------------------------------------------------------------

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.


Number of Shareholders
As of April 30, 1998, our records indicate that there are 15,061 registered shareholders and approximately 101,000 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.


New York Stock Exchange Symbol
The New York Stock Exchange symbol is MIN.


Investment Objective and Policies
The investment objective of the Trust is to preserve capital and provide high current income.

The Trust will attempt to achieve this objective by investing in obligations issued or guaranteed by the U.S. government, its agencies, authorities, or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities. The Trust will maintain an average-weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. Under normal market conditions, the Trust's average-weighted portfolio maturity will not be less than three years. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan
The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.


To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

Portfolio of Investments - April 30, 1998
Bonds - 96.3%

                                                Principal Amount
Issuer                                           (000 Omitted)            Value
U.S. Bonds - 85.5%
U.S. Federal Agencies - 12.8%
Agency for International
  Development, 6.625s, 2004 ...............       $14,600         $   15,136,258
Federal National Mortgage Assn.,
  6.5s, 2013 ..............................         9,254              9,285,746
Federal National Mortgage Assn.,
  6.65s, 2002 .............................         8,000              8,000,200
Federal National Mortgage Assn.,
  7.5s, 2003 ..............................        16,002             16,309,173
Federal National Mortgage Assn.,
  7.55s, 2007 .............................        18,000             18,399,420
Federal National Mortgage Assn.,
  8.33s, 2005 .............................        20,000             20,831,200
Federal National Mortgage Assn.,
  9s, 2008 ................................            41                 43,083
Guaranteed Trade Trust, 7.39s,
  2006 ....................................        34,000             35,906,380
State of Israel, 6.625s, 2003 .............        15,000             15,522,600
                                                                  --------------
                                                                  $  139,434,060
                                                                  --------------
U.S. Government Guaranteed - 72.7%
 U.S. Treasury Obligations - 39.1%
U.S. Treasury Notes, 8s, 2001 .............       $32,000         $   34,080,000
U.S. Treasury Notes, 6.25s,
  2002 ....................................        27,500             28,084,375
U.S. Treasury Bonds, 14.25s,
  2002 ....................................         5,000              6,450,000
U.S. Treasury Notes, 5.75s, 2003...........        62,000             61,888,586
U.S. Treasury Bonds, 11.875s,
  2003 ....................................        23,000             29,619,630
U.S. Treasury Bonds, 12.375s,
  2004### .................................        34,500             46,041,285
U.S. Treasury Bonds, 10.375s,
  2009 ....................................        18,350             22,808,499
U.S. Treasury Bonds, 13.875s,
  2011 ....................................        25,500             38,477,205
U.S. Treasury Bonds, 10.375s,
  2012### .................................        84,600            111,949,488
U.S. Treasury Bonds, 12s,
  2013 ....................................        31,500             46,162,313
                                                                  --------------
                                                                  $  425,561,381
                                                                  --------------
 Government National Mortgage
  Association - 33.6%
GNMA, 6.5s, 2028 TBA ......................       $81,766         $   81,024,737
GNMA, 7s, 2012 - 2025 TBA .................        95,500             97,191,052
GNMA, 7s, 2023-2024 .......................        40,907             41,478,483
GNMA, 7.5s, 2022-2023 .....................         5,510              5,672,388
GNMA, 7.5s, 2026 TBA ......................        67,807             69,649,929
GNMA, 8s, 2026 TBA ........................        40,013             41,513,315
GNMA, 8.5s, 2006 TBA ......................         5,271              5,539,306
GNMA, 8.5s, 2009 ..........................        17,201             18,094,540


Bonds - continued
U.S. Government Guaranteed - continued
GNMA, 9.25s, 2001 ....................       $      6,029         $    6,366,338
                                                                  --------------
                                                                  $  366,530,088
                                                                  --------------
  Total U.S. Government
    Guaranteed ............................                       $  792,091,469
                                                                  --------------
  Total U.S. Bonds ........................                       $  931,525,529
                                                                  --------------
Foreign Bonds - 10.8%
Argentina - 0.4%
Republic of Argentina,
  8.726s, 2005 .......................       $      4,400         $    4,433,000
                                                                  --------------
Brazil - 0.5%
Republic of Brazil, 9.375s,
  2008 ...............................       $      5,800         $    5,597,000
                                                                  --------------
Bulgaria - 0.4%
National Republic of
Bulgaria, 6.563s, 2024 .............         $      5,700         $    4,645,500
                                                                  --------------
Denmark - 0.8%
Danish Nykredit, 6s, 2026 ............ DKK         31,076         $    4,455,710
Danish Nykredit, 7s, 2024 ............             30,266              4,462,068
                                                                  --------------
                                                                  $    8,917,778
                                                                  --------------
Germany - 1.0%
Germany Federal Republic,
  6s, 2007 ........................... DEM          4,550         $    2,713,012
Germany Federal Republic,
  6.25s, 2006 ........................              8,377              5,069,614
Treuhandanstalt, 6.625s,
  2003 ...............................              5,622              3,408,602
                                                                  --------------
                                                                  $   11,191,228
                                                                  --------------
Italy - 0.7%
Republic of Italy, 5.75s,
  2002 ............................... ITL      6,595,000         $    3,855,567
Republic of Italy, 7.75s,
  2006 ...............................          5,655,000              3,759,254
                                                                  --------------
                                                                  $    7,614,821
                                                                  --------------
Mexico - 1.4%
United Mexican States,
  9.875s, 2007 .......................       $      8,700         $    9,269,850
United Mexican States,
  8.625s, 2008 .......................              5,800              5,771,000
                                                                  --------------
                                                                  $   15,040,850
                                                                  --------------
New Zealand - 1.8%
Government of New
  Zealand, 8s, 2001 .................. NZD         12,160         $    6,802,703
Government of New
  Zealand, 8s, 2004 ..................             17,550             10,104,810
Government of New
  Zealand, 10s, 2002 .................              5,055              3,036,528
                                                                  --------------
                                                                  $   19,944,041
                                                                  --------------

                                         Principal Amount
Issuer                                    (000 Omitted)            Value
Foreign Bonds - continued
Panama - 0.5%
Republic of Panama, 8.25s,
  2008 .............................   $ 5,000               $    4,937,500
                                                             --------------
Russia - 0.5%
Vnesheconombank, 6.719s,
  2015 .............................   $ 7,000               $    5,031,250
                                                             --------------
South Korea - 0.3%
Republic of Korea, 8.875s,
  2008 .............................   $ 3,100               $    3,091,940
                                                             --------------
United Kingdom - 2.5%
United Kingdom Treasury,
  8.5s, 2005 ....................... GBP 8,870               $   17,138,062
United Kingdom Treasury,
  9.75s, 2002 ......................     5,511                   10,463,790
                                                             --------------
                                                             $   27,601,852
                                                             --------------
  Total Foreign Bonds ...................................... $  118,046,760
                                                             --------------
  Total Bonds (Identified Cost,
    $1,049,135,126) ........................................ $1,049,572,289
                                                             --------------
                                          Shares
Warrants
Republic of Venezuela*,
  (Identified Cost, $0) ............    37,500               $            0
                                                             --------------
Call Options Purchased
                                     Principal Amount
                                       of Contracts
Issuer/Expiration Month/Strike Price (000 Omitted)
Japanese Government Bond/
  June/102.121 ....................JPY 555,400                      $29,315
Russian Principal Callable/
  May/63.25 ........................   $ 5,000                       65,500
                                                                    -------
  Total Call Options Purchased
    (Premiums Paid, $123,400) ..........................            $94,815
                                                                    -------
                                     Principal Amount
                                     (000 Omitted)
Short-Term Obligations - 1.1%
CSFB Russia Note, due
  5/01/98, at Amortized Cost           $11,750                  $11,750,000
                                                                -----------
                                        Principal Amount
Issuer                                   (000 Omitted)           Value
Repurchase Agreement - 7.5%
Goldman Sachs, dated 4/30/98,
  due 5/1/98, total to be
  received $81,343,448
  (secured by various U.S.
  U.S. Treasury and Federal
  Agency obligations in a
  jointly traded account),
  at cost ...................          $81,331               $   81,331,000
                                                             --------------
  Total Investments
    (Identified Cost,
    $1,142,339,526) ...........................              $1,142,748,104
                                                             --------------
Call Options Written



                                           Principal Amount
                                             of Contracts
Issuer/Expiration Month/Strike Price        (000 Omitted)
Japanese Government Bonds/
  June/104.247 .......................     JPY        555,400   $       (7,220)
                                                                --------------
  (Premiums Received,
    $8,533) .................................................   $       (7,220)
                                                                --------------
Put Options Written
Issuer/Expiration Month/Strike Price
Canadian Dollars/July/1.43 ...........     CAD         10,983   $      (55,782)
Deutsche Marks/June/1.87 .............     DEM         28,511          (32,417)
Japanese Government Bonds/
  June/100 ...........................     JPY        555,400           (7,775)
                                                                --------------
  Total Put Options Written
    (Premiums Received,
    $223,762) ...............................................   $      (95,974)
                                                                --------------
Other Assets,
  Less Liabilities - (4.9)% .................................      (53,067,490)
                                                                --------------
Net Assets - 100.0% .........................................   $1,089,577,420
                                                                --------------

###Security segregated as collateral for written option.
*Nonincome producing security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

   AUD  =  Australian Dollars        ESP  = Spanish Pesetas
   CAD  =  Canadian Dollars          GBP  = British Pounds
   CHF  =  Swiss Francs              ITL  = Italian Lire
   DEM  =  Deutsche Marks            JPY  = Japanese Yen
   DKK  =  Danish Kroner             NZD  = New Zealand Dollars

                        See notes to financial statements

Statement of Assets and Liabilities - April 30, 1998

Assets:
  Investments, at value (identified cost, $1,142,339,526) ................................  $1,142,748,104
  Cash ...................................................................................             270
  Foreign currency, at value (identified cost, $292,319) .................................         291,749
  Net receivable for forward foreign currency exchange contracts to sell .................         217,756
  Interest receivable ....................................................................      18,491,801
  Other assets ...........................................................................          10,053
                                                                                            --------------
      Total assets .......................................................................  $1,161,759,733
                                                                                            --------------
Liabilities:
  Payable to dividend disbursing agent ...................................................  $      530,754
  Payable for investments purchased ......................................................      68,376,969
  Net payable for forward foreign currency exchange contracts to purchase ................       1,760,352
  Net payable for forward currency exchange contracts either closed or subject to master
  netting agreements .....................................................................         982,518
  Written options outstanding, at value (premiums received, $232,295) ....................         103,194
  Payable to affiliates -
    Management fee .......................................................................          12,874
    Administrative fee ...................................................................             716
    Transfer and dividend disbursing agent fee ...........................................          22,326
  Accrued expenses and other liabilities .................................................         392,610
                                                                                            --------------
      Total liabilities ..................................................................  $   72,182,313
                                                                                            --------------
Net assets ...............................................................................  $1,089,577,420
                                                                                            ==============
Net assets consist of:
  Paid-in capital ........................................................................  $1,122,757,745
  Unrealized depreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      (1,977,213)
  Accumulated net realized loss on investments and foreign currency transactions .........     (22,889,791)
  Accumulated distributions in excess of net investment income ...........................      (8,313,321)
                                                                                            --------------
      Total ..............................................................................  $1,089,577,420
                                                                                            ==============
Shares of beneficial interest outstanding (202,648,016 issued less 61,901,100 treasury
  shares) ................................................................................     140,746,916
                                                                                               ===========
Net asset value (net assets [divided by] shares of beneficial interest outstanding) ......        $7.74
                                                                                                  =====

                       See notes to financial statements

Statement of Operations - Six Months Ended April 30, 1998

Net investment income:
  Interest income .............................................................     $40,782,828
                                                                                    -----------
  Expenses -
    Management fee ............................................................     $ 4,035,377
    Trustees' compensation ....................................................          71,820
    Transfer and dividend disbursing agent fee ................................         133,939
    Administrative fee ........................................................          71,189
    Custodian fee .............................................................         187,308
    Postage ...................................................................          40,933
    Auditing fees .............................................................          34,337
    Printing ..................................................................           8,952
    Legal fees ................................................................           2,421
    Miscellaneous .............................................................         408,177
                                                                                    -----------
      Total expenses ..........................................................     $ 4,994,453
    Fees paid indirectly ......................................................         (79,031)
                                                                                    -----------
      Net expenses ............................................................     $ 4,915,422
                                                                                    -----------
        Net investment income .................................................     $35,867,406
                                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
  Investment transactions .....................................................     $(9,765,802)
  Written option transactions .................................................        (917,353)
  Foreign currency transactions ...............................................      11,480,550
  Interest rate swaps .........................................................         129,136
  Futures contracts ...........................................................        (186,058)
                                                                                    -----------
      Net realized gain on investments and foreign currency transactions ......     $   740,473
                                                                                    -----------
  Change in unrealized appreciation (depreciation) -
  Investments .................................................................     $ 4,472,901
  Written options .............................................................       1,491,400
  Translation of assets and liabilities in foreign currencies .................      (8,546,136)
  Interest rate swaps .........................................................         (95,080)
                                                                                    -----------
      Net unrealized loss on investments and foreign currency translation .....     $(2,676,915)
                                                                                    -----------
        Net realized and unrealized loss on investments and foreign currency ..     $(1,936,442)
                                                                                    -----------
          Increase in net assets from operations ..............................     $33,930,964
                                                                                    ===========

                       See notes to financial statements

Statement of Changes in Net Assets

                                                                                           Six Months Ended       Year Ended
                                                                                            April 30, 1998     October 31, 1997
                                                                                          -----------------   -----------------
Increase (decrease) in net assets:
From operations -
  Net investment income ...............................................................    $   35,867,406      $   77,333,786
  Net realized gain on investments and foreign currency transactions ..................           740,473           1,807,453
  Net unrealized loss on investments and foreign currency translation .................        (2,676,915)         (9,214,847)
                                                                                           --------------      --------------
    Increase in net assets from operations ............................................    $   33,930,964      $   69,926,392
                                                                                           --------------      --------------
Distributions declared to shareholders -
  From net investment income ..........................................................    $  (35,867,406)     $  (77,333,786)
  In excess of net investment income ..................................................        (1,112,904)         (5,944,231)
                                                                                           --------------      --------------
    Total distributions declared to shareholders ......................................    $  (36,980,310)     $  (83,278,017)
                                                                                           --------------      --------------
Trust share (principal) transactions -
  Cost of Treasury shares acquired ....................................................    $   (5,740,890)     $  (47,959,918)
                                                                                           --------------      --------------
       Total decrease in net assets ...................................................    $   (8,790,236)     $  (61,311,543)
Net assets:
  At beginning of period ..............................................................     1,098,367,656       1,159,679,199
                                                                                           --------------      --------------
  At end of period (including accumulated distributions in excess of net investment
  income of $8,313,321 and $7,200,417, respectively)...................................    $1,089,577,420      $1,098,367,656
                                                                                           ==============      ==============

                       See notes to financial statements

Financial Highlights

                                                        Six Months
                                                           Ended
Per share data (for a share outstanding               April 30, 1998
throughout each period):                             ----------------
Net asset value - beginning of period ..............  $ 7.76
                                                      -------
Income from investment operations # -
  Net investment income ............................  $ 0.25
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ....................................   (0.01)
                                                      -------
   Total from investment operations ................  $ 0.24
                                                      -------
Less distributions declared to shareholders -
  From net investment income .......................  $(0.25)
  From net realized gain on investments and
   foreign currency transactions ...................     -
  In excess of net investment income ...............   (0.01)
  From paid in capital .............................     -
                                                      -------
   Total distributions declared to shareholders ....  $(0.26)
                                                      -------
Net increase from repurchase of capital shares .....    -+
                                                      -------
Net asset value - end of period ....................  $ 7.74
                                                      -------
Per share market value - end of period .............  $ 6.875
                                                      =======
Total return .......................................    1.83%**
Ratios (to average net assets)/Supplemental data:
 Expenses## ........................................    0.92%*
 Net investment income .............................    6.60%*
Portfolio turnover .................................     126%
Net assets at end of period (000 omitted) ..........  $ 1,090



                                                                             Year Ended October 31,
                                                     ----------------------------------------------------------------------
Per share data (for a share outstanding                   1997          1996          1995          1994          1993
throughout each period):                             ------------- ------------- ------------- ------------- -------------
Net asset value - beginning of period ..............  $ 7.82          $  7.83       $  7.33     $   8.18        $  8.07
                                                      ------          -------       -------     --------        -------
Income from investment operations # -
  Net investment income ............................  $ 0.54          $  0.53       $  0.55     $   0.51        $  0.58
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ....................................   (0.05)           (0.03)         0.32        (0.78)          0.21
                                                      -------         -------       -------     --------        -------
   Total from investment operations ................. $ 0.49           $ 0.50       $  0.87     $  (0.27)       $  0.79
                                                      -------         -------       -------     --------        -------
Less distributions declared to shareholders -
  From net investment income .......................  $(0.54)         $ (0.53)      $ (0.53)       (0.03)       $ (0.52)
  From net realized gain on investments and
   foreign currency transactions ...................      -               -             -            -            (0.16)
  In excess of net investment income ...............   (0.04)           (0.04)          -          (0.13)          -
  From paid in capital .............................      -               -             -          (0.42)          -
                                                      -------         -------       -------     --------        -------
   Total distributions declared to shareholders ..... $(0.58)         $ (0.57)      $ (0.53)    $  (0.58)       $ (0.68)
                                                      -------         -------       -------     --------        -------
Net increase from repurchase of capital shares .....    0.03             0.06          0.16         -              -
                                                      -------         -------       -------     --------        -------
Net asset value - end of period ....................  $ 7.76          $  7.82       $  7.83     $   7.33        $  8.18
                                                      -------         -------       -------     --------        -------
Per share market value - end of period .............  $7.000          $ 7.125       $ 6.625     $  6.125        $ 7.625
                                                      =======         =======       =======     ========        =======
Total return .......................................   6.46%           17.40%        17.08%     (12.58)%          4.14%
Ratios (to average net assets)/Supplemental data:
 Expenses## ........................................   0.91%            0.97%         1.02%        0.91%          0.95%
 Net investment income .............................   6.92%            6.75%         7.13%        6.61%          7.13%
Portfolio turnover .................................    213%             257%          242%         213%           270%
Net assets at end of period (000 omitted) ..........  $1,098          $ 1,160       $ 1,247      $ 1,411        $ 1,597

* Annualized.
**Not annualized.
# Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
+ For the year ended April 30, 1998, the net increase from repurchase of capital shares was less than $0.01 per share.

                       See notes to financial statements

                                                                                  Year Ended October 31,
                                                          -----------------------------------------------------------------------
Per share data (for a share outstanding                        1992          1991          1990           1989         1988***
throughout each period):                                  ------------- ------------- -------------- ------------- --------------
Net asset value - beginning of period ...................   $   8.24      $   8.45       $   8.87      $   9.16     $   9.30
                                                            --------       -------       --------       -------     --------
Income from investment operations  -
  Net investment income[sec] ............................   $   0.66      $   0.67       $   0.75      $   0.83     $   0.48
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .........................................      (0.02)         0.17          (0.12)        (0.07)       (0.10)
                                                            --------      -------        --------      --------     --------
   Total from investment operations ......................   $  0.64      $   0.84       $   0.63      $   0.76     $   0.38
                                                            --------      -------        --------      --------     --------
Less distributions declared to shareholders -
 From net investment income .............................   $  (0.60)     $  (0.62)      $  (0.63)     $  (0.92)    $  (0.39)
 From paid in capital ...................................      (0.21)        (0.43)         (0.42)        (0.13)        (0.13)
                                                            --------      --------       --------      --------     --------
   Total distributions declared to shareholders ..........   $ (0.81)     $  (1.05)      $  (1.05)     $  (1.05)    $  (0.52)
                                                            --------      --------       --------      --------     --------
Net asset value - end of period .........................   $   8.07      $   8.24       $   8.45      $   8.87     $   9.16
                                                            --------      --------       --------      --------     --------
Per share market value - end of period ..................   $  8.000      $  8.000       $  7.625      $  8.750     $  9.375
                                                            ========      ========       ========      ========     ========
Total return ............................................     10.35%        19.55%        (0.94)%         4.94%      (1.17)%*
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................      1.01%         1.00%          1.01%         1.10%        0.99%*
 Net investment income ..................................      7.96%         8.10%          8.74%         9.34%        8.39%*
Portfolio turnover ......................................       401%        1,004%           554%          546%         206%
Net assets at end of period (000 omitted) ...............   $  1,615      $  1,644       $  1,695      $  1,791     $  1,837

*    Annualized.
*** For the period from the commencement of investment operations, March 17, 1988, through October 31, 1988.
[sec]The investment adviser voluntarily waived a portion of its management fee amounting to $.0018 per share for the year October 31, 1990. If this fee had been incurred by the Trust, the ratio of expenses and net investment income to average net assets would have been 1.03% and 8.72%, respectively.

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Intermediate Income Trust (the Trust) is non-diversified. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sales prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts - The Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's average monthly net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At October 31, 1997, the Trust, for federal income tax purposes, had a capital loss carryforward of $23,200,041, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2005, $509,910, October 31, 2003, $6,526,984, and
October 31, 2002, $16,163,147.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of investment income.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion            0.0150%
  Next $1 billion             0.0125%
  Next $1 billion             0.0100%
  In excess of $3 billion     0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $27,520 for the period ended April 30, 1998.

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                Purchases           Sales
---------------------------------------------------------------------------------------------
    U.S. government securities ............................  $1,237,177,000    $1,197,072,040
                                                             ==============    ==============
    Investments (non-U.S. government securities) ..........  $  101,413,378    $  135,581,679
                                                             ==============    ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost ........................    $1,142,339,526
                                                 ==============
      Gross unrealized appreciation .........        11,620,838
      Gross unrealized depreciation .........    $  (11,212,260)
                                                 --------------
      Net unrealized appreciation ...........    $      408,578
                                                 ==============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                           Six Months Ended        Year Ended
                                            April 30, 1998      October 31, 1997
                                          ------------------   -----------------
     Treasury shares acquired .........        807,000             6,728,100
                                               =======             =========

In accordance with the provisions of the Trust's prospectus, 807,000 shares of beneficial interest were purchased by the Trust during the period ended April 30, 1998, at an average price per share of $7.11 and a weighted average discount of 8.84% per share. The Trust repurchased 6,728,100 shares of beneficial interest during the year ended October 31, 1997, at an average price per share of $7.13 and a weighted average discount of 8.43% per share. Shares held in Treasury were repurchased in an attempt to return the market value of the discount to the shareholders in the form of higher monthly distributions.

(6) Line of Credit
The Trust and other affiliated trusts participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the period ended April 30, 1998, was $2,905.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions


                                                               1998 Calls                              1998 Puts
                                                 --------------------------------------- -------------------------------------
                                                    Principal Amounts of                    Principal Amounts of
                                                  Contracts (000 Omitted)     Premiums    Contracts (000 Omitted)    Premiums
------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
  Swiss Francs/Deutsche Marks ..................           48,509           $  338,285               -              $   -
 Options written -
  Canadian Dollars .............................              -                   -                10,983             41,090
  Deutsche Marks ...............................              -                   -                28,511            163,899
  Japanese Government Bonds ....................          555,400                8,533            555,400             18,773
 Options terminated in closing transactions -
  Swiss Francs/Deutsche Marks ..................          (48,509)            (338,285)              -                  -
                                                                            ----------                              ----------
Outstanding, end of period .....................                            $    8,533                              $223,762
                                                                            ----------                              ----------
Options outstanding at end of period consist of:
 Canadian Dollars ..............................              -                   -                10,983             41,090
 Deutsche Marks ................................              -                   -                28,511            163,899
 Japanese Government Bonds .....................          555,400                8,533            555,400             18,773
                                                                            ----------                              ----------
Outstanding, end of period .....................                            $    8,533                              $223,762
                                                                            ----------                              ----------

At April 30, 1998, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                            Contracts to                          Contracts at           Net Unrealized
              Settlement Date             Deliver/Receive     In Exchange for         Value        Appreciation (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Sales       5/15/98 ..........   AUD           6,855,359           4,594,050      $  4,463,605                 130,445
            5/15/98 ..........   CAD           7,357,874           5,127,438         5,147,664                 (20,226)
            5/15/98 ..........   CHF             441,124             309,322           294,457                  14,865
            5/15/98 ..........   DEM          83,077,948          46,679,439        46,324,436                 355,003
            5/15/98 ..........   DKK         183,482,507          26,745,268        26,878,760                (133,492)
            5/15/98 ..........   GBP           4,409,680           7,237,541         7,366,380                (128,839)
                                                                  ----------        ----------                --------
                                                                $ 90,693,058      $ 90,475,302            $    217,756
                                                                ------------      ------------            ------------

Purchases   5/15/98 ..........   CAD           6,481,883           4,594,050      $  4,534,809            $    (59,241)
            5/15/98 ..........   CHF          44,629,319          31,529,682        29,790,784              (1,738,898)
            5/15/98 ..........   DEM          11,061,285           6,121,763         6,167,798                  46,035
            5/15/98 ..........   DKK         109,394,587          16,015,734        15,992,636                 (23,098)
            5/15/98 ..........   ESP       3,564,032,863          23,744,389        23,397,875                (346,514)
            5/15/98 ..........   GBP          13,006,591          21,384,683        21,727,537                 342,854
            5/15/98 ..........   NZD           8,769,788           4,834,346         4,852,856                  18,510
                                                                ------------      ------------            ------------
                                                                $108,224,647      $106,464,295            $ (1,760,352)
                                                                ------------      ------------            ------------

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $291,713 with Banker's Trust Bank and $470,155 with Merrill Lynch, a net payable of $346,857 with Deutsche Bank, $1,300,391 with First Boston, and $97,138 Swiss Bank at April 30, 1998. At April 30, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Independent Auditor's Report

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Trust as of April 30 1998, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended October 31, 1997, and the financial highlights for the six months ended April 30,1998, and for each of the years in the ten-year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30,1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Trust at April 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 5, 1998

MFS[RegTM] Intermediate Income Trust

Trustees
Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management


Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School


The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.


Abby M. O'Neill(2)
Private Investor

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)


Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management


Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management


J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialist)


Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)

Portfolio Managers
Steven E. Nothern*
Christopher D. Piros*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

  * Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

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